UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001776086
CSAIL 2019-C16 Commercial Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001654060
Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548567
CIBC Inc.
(Exact name of sponsor as specified in its charter)

New York	333-227081-02	38-4117331 38-4117332
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 325-7579
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The SWVP Portfolio Mortgage Loan and the Kings Mountain Center Mortgage Loan, which constituted approximately 5.1% and 2.2%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of June 1, 2019, relating to the BBCMS Mortgage Trust 2019-C3 filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on June 27, 2019 (the “BBCMS 2019-C3 PSA”).  Pursuant to Section 7.01(d) of the BBCMS 2019-C3 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of the SWVP Portfolio Mortgage Loan and the Kings Mountain Center Mortgage Loan and K-Star Asset Management LLC (“K-Star”), a Delaware limited liability company, was appointed as the successor special servicer of the SWVP Portfolio Mortgage Loan and the Kings Mountain Center Mortgage Loan under the BBCMS 2019-C3 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of May 10, 2023, the SWVP Portfolio Mortgage Loan and the Kings Mountain Center Mortgage Loan will be specially serviced, if necessary, pursuant to the BBCMS 2019-C3 PSA, by K-Star.  The principal servicing offices of K-Star are located at 5949 Sherry Lane, Suite 950, Dallas, Texas 75225.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)

/s/ Patrick Remmert Jr.
Patrick Remmert Jr., Authorized Signatory

Date:  May 10, 2023